THE WORLD FUNDS, INC.

                                  GENOMICSFUND

                        Supplement dated February 9, 2007
                                     to the
   Prospectuses and Statement of Additional Information, each dated January 2,
                                      2007

This supplement is an important notice regarding changes to the name and principal investment strategy of the GenomicsFund (the "Fund") and should be read in conjunction with the Prospectus and Statement of Additional Information ("SAI").

Effective April 10, 2007, the Fund will be renamed the Satuit Capital Management Small Cap Fund. The Fund will also adopt a principal investment strategy of investing, under normal market conditions, at least 80% of its assets in equity securities of small cap companies (as defined below).

The following will replace the information under "Principal Investment Strategies" on page 1 of the Prospectus:

   Principal Investment Strategies - The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a diversified portfolio of U.S. common stocks with market capitalizations between $200 million and $2 billion ("small-cap companies"). Satuit Capital Management, LLC (the "Sub-Adviser") will select portfolio securities which the Sub-Adviser believes exhibit reasonable valuations and favorable growth prospects.

The following will replace the information under "Objectives and Strategies" on pages 4-5 of the Prospectus:

The investment objective of the Fund is capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a diversified portfolio of U.S. common stocks with market capitalizations between $200 million and $2 billion ("small-cap companies"). The Sub-Adviser will select portfolio securities which the Sub-Adviser believes exhibit reasonable valuations and favorable growth prospects.

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of small cap companies. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon sixty (60) days' prior notice.

The Sub-Adviser utilizes proprietary quantitative analysis of both value and growth characteristics to rank U.S. small-cap companies. Valuation and growth characteristics are equally weighted for purposes of ranking potential investments securities. Valuation analysis is used to determine the inherent value of the company and requires the analysis of financial information such as a company's price to book, price to sales, return on equity, and return on assets ratios. Growth analysis is used to determine a company's potential for long-term dividends and earnings growth as determined by market-oriented factors such as market share, the launch of new products or services, the strength of its management and market demand. From these analyses, the Sub-Adviser ranks the companies that exhibit stable and growing valuation ratios and the most favorable dividends and earnings prospects and lists them on what it refers to as the "Focus List."

The Sub-Adviser selects portfolio securities for investment by the Fund by subjecting the common stocks on the Focus List to a qualitative analysis of each company's valuation and growth characteristics in order to determine whether these characteristics are sustainable over the long term. Such analysis includes a more detailed review of each company's competitive position in its particular market sector, its business prospects and financial statements.

Portfolio securities may be sold as a result of adverse changes in the stock markets generally, or to a specific issuer, that results in poor relative performance. Portfolio securities may also be sold if the Sub-Adviser determines that the valuation and growth characteristics that formed the basis for purchasing a stock no longer meet the criteria for portfolio securities of the Fund.

The following will replace the information in the first paragraph under "Investment Objective" on page 1 of the SAI:

The investment objective of the Fund is capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in a diversified portfolio of U.S. common stocks with market capitalizations between $200 million and $2 billion ("small-cap companies"). This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon sixty (60) days' prior notice.

              SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.